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                                                                     EXHIBIT 24

                              POWERS OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned does hereby nominate, constitute and appoint Lynn Chipperfield and David P. Howard, or either of them, as his agent and attorney-in-fact, in his name to execute on behalf of the undersigned a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under said Act of shares of Common Stock of Furniture Brands International, Inc. (the "Company") to be sold by certain of its stockholders, the authority herein given to include execution of amendments to any part of such Registration Statement and generally to do and perform all things necessary to be done in the premises as fully and effectively in all respects as the undersigned could do if personally present.

  IN WITNESS WHEREOF this Power of Attorney has been executed in counterparts by individuals listed below as of the 4th day of October, 1996.

          /s/ Leon D. Black                        /s/ John H. Kissick
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            LEON D. BLACK                            JOHN H. KISSICK

        /s/ Michael S. Gross                      /s/ Donald E. Lasater
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          MICHAEL S. GROSS                          DONALD E. LASATER

         /s/ John J. Hannan                        /s/ Lee M. Liberman
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           JOHN J. HANNAN                            LEE M. LIBERMAN

        /s/ Joshua J. Harris                      /s/ John J. Ryan III
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          JOSHUA J. HARRIS                          JOHN J. RYAN III

         /s/ Bruce A. Karsh                       /s/ Michael D. Weiner
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           BRUCE A. KARSH                           MICHAEL D. WEINER

          /s/ Marc J. Rowan                   /s/ Wilbert G. Holliman, Jr.
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            MARC J. ROWAN                       WILBERT G. HOLLIMAN, JR.

        /s/ Richard B. Loynd
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          RICHARD B. LOYND